UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 24, 2010

HPC POS SYSTEM, CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-149188	26-0857573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.

HPC POS SYSTEM, CORP. c/o HOUSE OF MOHAN CORPORATION. 301 New York Avenue Ne, Washington, DC	20002-7015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(703) 283-9736

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HPC POS SYSTEM, CORP.

FORM 8-K

In this Form 8-K, references to “we”, “our”, “us”, the “Company” or the “Registrant” refer to HPC POS SYSTEM, CORP., a Nevada Corporation.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Resignation of Li & Company, PC

On August 24, 2010 (the "Resignation Date"), HPC POS SYSTEM, CORP. (the "Registrant") received a Resignation Letter from Li & Company, PC (“Li”), its independent registered public accounting firm, alleging, in part, that “as a result of unpaid back fees due Li & Company by the Registrant, Li & Company is not currently independent and therefore was not in a position to provide any further audit services.”  A copy of such Resignation Letter is annexed hereto as Exhibit 16.1.

The reports of Li & Company, PC on the Company’s financial statements for the years ended September 30, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The reports did include an explanatory paragraph about the uncertainty of the Registrant's ability to continue as a going concern. During the Registrant's most recent fiscal year and the subsequent interim periods through to the Resignation Date, there were no disagreements as defined in Item 304 of Regulation S-K) with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Registrant's most recent fiscal year and the subsequent interim periods through to the Resignation Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Li with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Li to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree.  A copy of Li’s letter to the SEC is filed herewith as Exhibit 16.2.

(b) Engagement of Silberstein Ungar, PLLC

On August 25, 2010 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Silberstein Ungar, PLLC, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01

EXHIBITS

16.1

Resignation Letter from Li & Company, PC

16.2

Li & Company’s letter to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPC POS SYSTEM, CORP.

Registrant

/s/ Melvin C. Coles

By: Melvin C. Coles

Its: President

Dated: August 25, 2010